Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Deferred tax assets:
Exit costs, environ-mental and other similar items	$45,403	$53,928	$64,773
Deferred employee benefit items	93,039	74,577	57,810
Other items (each less than 5 percent of total assets)	73,388	83,192	79,014
Total deferred tax assets	$211,830	$211,697	$201,597
Deferred tax liabilities:
Depreciation and amortization	$202,891	$192,035	$165,917

Netted against the Company’s other deferred tax assets were valuation reserves of $11,474, $8,017 and $17,756 at December 31, 2012, 2011 and 2010, respectively, resulting from the uncertainty as to the realization of the tax benefits from certain foreign net operating losses and certain other foreign assets. The Company has $8,650 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2030 and foreign net operating losses of $47,412. The foreign net operating losses are related to various jurisdictions that provide for either indefinite carryforward periods or carryforward periods with various expiration periods.
Significant components of the provisions for income taxes were as follows:

	2012	2011	2010
Current:
Federal	$207,791	$204,284	$127,498
Foreign	51,264	50,272	50,765
State and local	27,642	28,219	16,966
Total current	286,697	282,775	195,229
Deferred:
Federal	8,692	20,713	27,903
Foreign	(16,964)	(3,922)	(7,145)
State and local	(2,150)	122	(688)
Total deferred	(10,422)	16,913	20,070
Total provisions for income taxes	$276,275	$299,688	$215,299

The provisions for income taxes included estimated taxes payable on that portion of retained earnings of foreign subsidiaries expected to be received by the Company. The effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC, was $7,572 in 2012, $(491) in 2011 and $1,885 in 2010. A provision was not made with respect to $19,274 of retained earnings at December 31, 2012 that have been invested by foreign subsidiaries. The unrecognized deferred tax liability related to those earnings is approximately $1.0 million.
Significant components of income before income taxes as used for income tax purposes, were as follows:

	2012	2011	2010
Domestic	$712,873	$560,395	$539,120
Foreign	194,436	181,153	138,664
	$907,309	$741,548	$677,784

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	1.8	2.1	1.6
Investment vehicles	(2.1)	(1.9)	(1.6)
ESOP IRS audit settlement		10.1
Domestic production activities	(1.9)	(2.4)	(2.5)
Other - net	(2.4)	(2.5)	(0.7)
Effective tax rate	30.4%	40.4%	31.8%

The 2012 state and local income tax and investment vehicles components of the effective tax rate were consistent with the 2011 tax year. The domestic production activities component of the effective tax rate decreased compared to 2011 due to the domestic taxable income limitation as set forth in the Internal Revenue Code. During the fourth quarter of 2011, the Company reached a settlement with the Internal Revenue Service (IRS) that resolved all ESOP related tax issues for the 2003 through 2009 tax years. The settlement negatively impacted the effective tax rate for 2011.
On January 2, 2013, the American Taxpayer Relief Act (ATRA) was enacted which retroactively reinstated and extended the Federal Research and Development Tax Credit from January 1, 2012 to December 31, 2013. As a result, the Company expects to recognize an immaterial discrete tax benefit during the first quarter of 2013. The other provisions of the Act will have a negligible impact on the Company's effective tax rate in 2013.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS commenced an examination of the Company's U.S. income tax returns for the 2008 and 2009 tax years in the third quarter of 2011. Fieldwork is expected to be completed during 2013. At this time, the Company has determined that an insignificant refund is due for issues under review during this audit period. The Company has fully resolved all IRS issues for the 2003 through 2009 tax years relating to the matters challenging the ESOP related federal income tax deductions claimed by the Company. With the exception of $2.0 million of interest related to the 2008 tax year, all ESOP related settlement payments have been made to the IRS.
As of December 31, 2012, the Company is subject to non-U.S. income tax examinations for the tax years of 2005 through 2012. In addition, the Company is subject to state and local income tax examinations for the tax years 2002 through 2012.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
Balance at beginning of year	$29,666	$31,268	$36,963
Additions based on tax positions related to the current year	3,760	2,807	3,109
Additions for tax positions of prior years	7,392	1,354	1,841
Reductions for tax positions of prior years	(6,583)	(3,339)	(9,123)
Settlements	(1,139)	(1,089)	(55)
Lapses of Statutes of Limitations	(4,977)	(1,335)	(1,467)
Balance at end of year	$28,119	$29,666	$31,268

Included in the balance of unrecognized tax benefits at December 31, 2012, 2011 and 2010 is $25,011, $25,569 and $27,428 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.
Included in the balance of unrecognized tax benefits at December 31, 2012 is $6,981 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to federal audits of partnership investments, assessed state income tax audits, state settlement negotiations currently in progress and expiring statutes in federal, foreign and state jurisdictions.
The Company classifies all income tax related interest and penalties as income tax expense. During the years ended December 31, 2012, 2011 and 2010, the Company recognized a release of $1,532, $1,163 and $1,544, respectively, in income tax interest and penalties. At December 31, 2012, 2011 and 2010, the Company has accrued $6,178, $8,095 and $10,197, respectively, for the potential payment of interest and penalties.